U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                           SCHEDULE 14A INFORMATION
    PRELIMINARY PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934
                 CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY

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[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Materials Pursuant to Sec. 240.14a-1(c) or Sec. 240.14a-12

                                   eConnect
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                (Name of Small Business Issuer in its charter)
William B. Haseltine, Esq., 604 North Greenbrier St, Arlington, VA 22203
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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
Notes: eConnect 2500 Via Cabrillo Marina, Suite 112 San Pedro, California 90731 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON THURSDAY, JULY 12, 2001
  Notice is hereby given that a Special Meeting of shareholders of eConnect, a Nevada corporation ("Company") will be held on Thursday, July 12, 2001, at the San Pedro Hilton Hotel, located at 2800 Via Cabrillo Marina, San Pedro, California 90731 8:00 a.m. for the following purposes:
1. To approve an increase in the authorized common stock of the Company from 300,000,000 to 500,000,000
Shareholders of record as the close of business on May 29, 2001, are entitled to vote at the meeting or any postponement or adjournment thereof.
Please review the voting options on the attached proxy card and submit your vote promptly. If you attend the Special Meeting, you may revoke your Proxy and vote in person if you desire to do so, but attendance at the Special Meeting does not itself serve to revoke your Proxy.
A copy of the Company's Quarterly and Annual Report for its quarter ended
March 31, 2001 are enclosed herewith.
By order of the Board of Directors May 29, 2001
/s/ Jack M. Hall Jack M. Hall, Corporate Secretary

PROXY STATEMENT

eConnect 2500 Via Cabrillo Marina, Suite 112 San Pedro, California 90731
This Proxy Statement is furnished to shareholders at the direction and on behalf of the Board of Directors of eConnect, a Nevada corporation ("Company"), for the purpose of soliciting proxies for use at the Special Meeting of Shareholders of the Company to be held at the San Pedro Hilton Hotel, located at 2800 Via Cabrillo Marina, San Pedro, California 90731 on Thursday, July 12, 2001, at 8:00 a.m. The shares represented by the proxy will be voted in the manner specified in the proxy. To the extent that no specification is made as to the proposals set forth in the notice of meeting accompanying this Proxy Statement, the proxy will be voted in favor of such proposals. However, any proxy given pursuant to this solicitation may be revoked at any time before it is exercised by giving written notice of such revocation to the Secretary of the Company, by appearing at the meeting and voting in person, or by submitting a later dated proxy. Neither attendance at the meeting nor voting at the meeting shall revoke the proxy. A revocation that is not timely received shall not be taken into account, and the original proxy shall be counted.
Shareholder proposals must be submitted to the Company not later than September 1, 2001, in order to be included in those matters considered at the next Annual Meeting of the Company to be held in October 2001.
The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the accompanying Proxy is being borne by the Company. Brokers, dealers, banks, or voting trustees, and their nominees, are requested to forward soliciting materials to the beneficial owners of shares and will be reimbursed for their reasonable expenses. This Proxy Statement and accompanying proxy will be mailed to shareholders on or about June 8, 2001.

VOTING SECURITIES

The record date of shareholders entitled to notice of and to vote at the Special Meeting of Shareholders is the close of business on May 29, 2001. On such date, the Company had issued and outstanding ----------------- shares of $0.001 par value common stock. Each share is entitled to one vote per share on any matter which may properly come before the meeting and there shall be no cumulative voting right on any shares. The presence at the meeting, in person or by proxy, of the holders of 25% of the shares of common stock outstanding on the record date will constitute a quorum at the meeting. Votes withheld and abstentions will be counted in determining the presence of a quorum but will not be voted. Broker votes will not be counted in determining the presence of a quorum and will not be voted. All matters to be voted on require an affirmative vote of a majority of the votes present at the meeting.

STOCK OWNERSHIP

The following table sets forth information regarding the beneficial ownership of shares of the Company's common stock as of May 29,2001 (------------ issued and outstanding) by (i) all stockholders known to the Company to be beneficial owners of more than 5% of the outstanding common stock; and (ii) all directors, executive officers, and key employees of the Company, individually and as a group:

Title of       Name and Address               Amount and       Percent of
Class          of Beneficial Owner(2)         Nature of          Class
                                              Beneficial
                                              Owner (3)

Common         Richard Epstein                  33,173,539(4)     12.93%
Stock          12147 Northwest 9th Drive
               Coral Springs, FL 33071

Common         Alpha Venture Capital, Inc.      17,328,692(5)      6.75%
Stock          P.O. Box 11
               AvaruaRarotonga, Cook Islands

Common         Thomas S. Hughes                  8,700,000(6)      3.39%
Stock          2500 Via Cabrillo Marina
               Suite 112
               San Pedro, CA 90731

Common         Hughes Net Income Charitable      8,522,500(7)      3.32%
Stock          Remainder Unitrust,
               c/o Anthony J. Bayne, Esq.
               2500 Via Cabrillo Marina
               Suite 300
               San Pedro, CA 90731

Common         Jack M. Hall                       200,000(8)      0.08%
Stock          2500 Via Cabrillo Marina
               Suite 112
               San Pedro, CA 90731

Common         Laurence B. Donoghue              110,000(9)       0.04%
Stock          2500 Via Cabrillo Marina
               Suite 300
               San Pedro, CA 90731

Common         Shares of all directors,        17,532,500         6.83%
Stock          executive officers,
               and key employees
               as a group (3 persons)

(1) Except as noted in footnote 2 below, each person has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them.
(2) The creator of this trust is Thomas S. Hughes. Thomas S. Hughes is the trustee of the trust; Lawrence B. Donoghue, Esq. is the special trustee, and as such has the voting power and power over the disposition of the Company's shares under this trust. In addition, Mr. Hughes is the lifetime net income beneficiary of this trust, and the remainder beneficiary is Philosopher Kings and Queens, a California nonprofit public benefit corporation (according to information provided by Mr. Hughes). According to information provided by Mr. Hughes, this trust is irrevocable.
(3) 5,400,000 of this amount is owned by Electronic Transactions & Technology. This ownership is attributed to Mr. Hughes by virtue of his 70% ownership of this Company.

INCREASE IN AUTHORIZED SHARES

Based on a Certificate of Amendment to Articles of Incorporation which was filed with, and accepted, stamped, certified, and returned by, the Nevada Secretary of State, the current number of authorized shares of common stock in the Articles of Incorporation of the Company is 300,000,000. The Board of Directors has approved by resolution an increase in the number of authorized shares of common stock to 500,000,000. This increase will allow the Board of Directors flexibility in structuring financing arrangements for the Company and in issuing common stock in exchange for services for the Company. The Board of Directors of the Company recommends a vote FOR this increase in the number of authorized shares of common stock of the Company from 300,000,000 to 500,000,000.

FINANCIAL AND OTHER INFORMATION

The Form 10-KSB for the fiscal year ended December 31, 2000 and the Form 10-QSB for the latest quarter ended on March 31, 2001 are incorporated by reference to this Proxy Statement and are being delivered to security holders of the Company along with this Proxy Statement.

OTHER BUSINESS

As of the date of this proxy statement, the Company knows of no business that will be presented for consideration at the Special Meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by the shareholders, proxies in the enclosed forms returned to the Company will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.
The information incorporated by reference to this Proxy Statement is the
Form 10-KSB for the fiscal year ended December 31, 2000, and the latest Form 10-QSB for the quarter ended March 31, 2001.
By order of the Board of Directors
/s/ Jack M. Hall
Jack M. Hall Corporate Secretary
June 8, 2001

P R O X Y

eConnect
Special Meeting of Shareholders To Be Held July 12, 2001
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Thomas S. Hughes, Jack M. Hall, and
Laurence B. Donoghue, or any of them, as proxies of the undersigned, with full power of substitution, and hereby authorizes them to represent and to vote at the Special Meeting of Shareholders of eConnect, a Nevada corporation (sometimes hereinafter referred to as the "Company") to be held on Thursday, July 12, 2001, as designated below, all of the common stock of eConnect held of record by the undersigned on May 29, 2001, at the San Pedro Hilton Hotel, located at 2800 Via Cabrillo Marina, San Pedro, California 90731, for matters that properly may come before the meeting or any adjournment thereof.

1. TO APPROVE AN INCREASE IN THE AUTHORIZED COMMON STOCK OF THE COMPANY
 FROM 300,000,000 TO 500,000,000
(circle one). FOR AGAINST ABSTAIN
This proxy will be voted as specified. IF NO SPECIFICATION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH ABOVE.
The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders of eConnect to be held on July 12, 2001, the Proxy Statement of such meeting, the Form 10-KSB for the fiscal year ended December 31, 2000, and the latest Form 10-QSB for the quarter ended March 31, 2001.
Dated:               , 2001
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--------------------------------------------------- (Signature of Shareholder)
Note: Please sign exactly as name appears on stock certificate (as indicated on reverse side). All joint owners should sign. When signing as personal representative, executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized person. If a partnership, please sign in partnership name by a partner.
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
USING THE ENCLOSED ENVELOPE.